UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011

Vistaprint N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo
The Netherlands	5928 LW
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 31 77 850 7700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURE

Item 5.07. Submission of Matters to a Vote of Security Holders
     Vistaprint N.V. held its Annual General Meeting of Shareholders on November 3, 2011, at which our shareholders took the following actions on the following proposals. There were 39,735,722 ordinary shares of Vistaprint issued, outstanding and eligible to vote at the record date of October 6, 2011.
     (1) Our shareholders reappointed Peter Gyenes as a member of our Supervisory Board to serve for a term of four years ending on the date of our annual general meeting of shareholders in 2015;
     (2) Our shareholders adopted our statutory annual accounts, as prepared in accordance with Dutch law, for the fiscal year ended June 30, 2011;
     (3) Our shareholders discharged the members of our Management Board from liability with respect to the exercise of their duties during the year ended June 30, 2011;
     (4) Our shareholders discharged the members of our Supervisory Board from liability with respect to the exercise of their duties during the year ended June 30, 2011;
     (5) Our shareholders approved the changes to our Supervisory Board compensation package described in our definitive proxy statement dated October 12, 2011;
     (6) Our shareholders renewed the authorization of our Management Board, acting with the approval of our Supervisory Board, until November 3, 2016 to issue ordinary shares or grant rights to subscribe for ordinary shares up to our maximum authorized share capital at the time of the issue;
     (7) Our shareholders voted not to renew the authorization of our Management Board, acting with the approval of our Supervisory Board, to issue preferred shares or grant rights to subscribe for preferred shares up to 100% of the aggregate nominal value of our outstanding ordinary shares at the time of issue;
     (8) Our shareholders renewed the authorization of our Management Board, acting with the approval of our Supervisory Board, until November 3, 2016 to resolve to exclude or restrict our shareholders’ pre-emptive rights under Dutch law with respect to the ordinary shares and rights to subscribe therefor that the Management Board may issue or grant;
     (9) Our shareholders appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012;
     (10) Our shareholders approved our non-binding “say on pay” proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in our definitive proxy statement dated October 12, 2011; and
     (11) A majority of our shareholders voted for annual advisory votes on our executive compensation program.
     Because a majority of our shareholders voted for annual advisory votes on our executive compensation program, we will include a non-binding, advisory “say on pay” vote regarding the compensation of our named executive officers annually at our annual general meeting of shareholders.

     The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions		Broker Non-Votes
1. Reappointment of Peter Gyenes	32,684,229	1,523,310	52,685	*	3,968,208
2. Adoption of statutory annual accounts	38,095,949	12,600	119,883		0
3. Discharge of Management Board liability	37,597,347	582,207	48,878		0
4. Discharge of Supervisory Board liability	37,591,479	587,577	49,376		0
5. Changes to Supervisory Board compensation	37,587,007	472,214	169,211		0
6. Renew authorization to issue or grant rights to ordinary shares	23,395,479	14,761,358	71,595		0
7. Renew authorization to issue or grant rights to preferred shares	17,123,153	17,131,056	6,015		3,968,208
8. Renew authorization to exclude or restrict shareholders’ pre-emptive rights	18,643,105	15,493,547	123,572		3,968,208
9. Appoint Ernst & Young LLP	37,294,136	825,209	109,087		0
10. “Say on Pay” vote on executive compensation	17,248,442	16,977,386	34,396		3,968,208

	Annual	Every 2 years	Every 3 years	Abstain	Broker Non-Votes
11. “Say on Frequency” vote on frequency of executive compensation vote	32,802,498	23,993	1,354,485	79,248	3,968,208

*	In the case of the appointment of a Supervisory Board member, an abstention was considered a vote FOR the other nominee named in our definitive proxy statement dated October 12, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2011	VISTAPRINT N.V.
	By:	/s/Michael C. Greiner
Michael C. Greiner
Chief Accounting Officer